REGULATION D SUBSCRIPTION AGREEMENT

The undersigned (each a “Subscriber” and collectively the “Subscribers”) and San Lotus Holding Inc. (the “Company”), a Nevada corporation having offices at 3F-B302D, No. 185, Kewang Road, Longtan Township, Taoyuan County 325, Taiwan, enter this Subscription Agreement on October 29, 2013. The parties mutually agree as follows:

1.	Subscription and terms of Shares.

1.1	Subscription. The Subscribers hereby subscribes to purchase from the Company an aggregate of US$33,333.30 or 333,333 shares (the “Shares”), of the Company’s common stock, par value $0.1 per share, (the “Common Stock”) at a per share purchase price which shall be $0.1 per share (the “Purchase Price”).

1.2	Acceptance or Rejection of Subscription. The Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, before receipt by the Company of the Purchase Price. Upon the Company accepts this subscription, this subscription becomes irrevocable. The specific number of Shares that each Subscriber will purchase is set forth in Schedule A attached hereto.

2.	Closing. If the Company has not received and accepted subscriptions and the closing date is not extended in the sole discretion of the Company for up to an additional ninety (90) days (the "Closing Date"), the Offering ends and any unaccepted investments in the possession of the Company, along with all Subscription Documents, shall be promptly returned to the Subscriber.

3.	Representations and Warranties of Each Subscriber. Each Subscriber hereby represents, warrants, and covenants as follows:

3.1	Access to Information. Each Subscriber, in making the decision to purchase the Shares, relied solely on independent investigations made by it and/or its representatives, if any. Each Subscriber and/or its representatives during the course of this transaction, and before the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company;

3.2	Sophistication and Knowledge. Each Subscriber and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. Each Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and each Subscriber has relied on the advice of, or has consulted with, only the Subscriber's own advisor(s);

3.3	Lack of Liquidity. The purchase of the Shares involves a high degree of risk. Each Subscriber can bear the economic risk of the purchase of the Shares, including the total loss of its investment. Each Subscriber has no present need for liquidity in connection with its purchase of the Shares;

3.4	Authority. Each Subscriber has the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes each Subscriber’s valid and legally binding obligation, enforceable in accordance with its terms. Each Subscriber is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement;

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3.5	Regulation D Exemption. Each Subscriber acknowledges that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws under Section 4(2) of the Securities Act and/or the provisions of Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended. And, the Company is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of each Subscriber set forth in this Agreement and Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares. In this regard, each Subscriber further represents, warrants and agrees that:

a.	No Public Solicitation. The Common Shares were not offered to the Subscribers through, and each Subscriber does not aware of, any form of general solicitation or general advertising, including, without limitation:

(1)	any advertisement, articles, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and

(2)	any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

b.	Investment Only. Each Subscriber is acquiring Shares for its own account and not for the account of others and for investment purposes only.

c.	Restriction to Transfer of Shares.

(1)	The Shares are not registered and therefore are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. The Subscribers must not offer, resell, pledge or otherwise transfer the Shares except through registration under all applicable federal and state securities laws or an available exemption therefrom.

(2)	The Company has no obligation to register the resale of the Securities pursuant to the Securities Act or to otherwise qualify the Securities for resale under any federal, state or provincial securities laws. In this regard, each Subscriber represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

(3)	Each Subscriber understands that the shares subject to this Subscription Agreement will be registered under a Registration Statement on Form S-1, filed with the Securities and Exchange Commission, however, until such Registration Statement has been declared effective by the Securities and Exchange Commission, a legend shall be placed on any certificate representing the Shares substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF UNITED STATES FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE;

3.6	Standing of the Subscriber.

a.	If the Subscriber is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Subscriber is a partnership or other organization, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

b.	If the Subscriber is a corporation, the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action;

c.	If the Subscriber is a partnership or other organization, all governing documents necessary to enter into this Agreement and to consummate the transactions contemplated hereby, and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained; and

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d.	For both corporations and partnerships, this Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

4.	Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

4.1	Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

4.2	Authority.

a.	The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares;

b.	the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and

c.	this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3	Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall:

a.	result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or

b.	entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4	No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

5.	Indemnity by the Subscriber. Each Subscriber shall indemnify and hold harmless the Company and all of its directors, officers, agents and employees from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur:

a.	by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement;

b.	by reason of the Subscriber's breach of any of the Subscriber's representations, warranties or agreements contained herein or in the Investor Questionnaire; and/or

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c.	with respect to any and all claims made by or involving any person, other than the Subscriber, claiming any interest, right, title, power or authority regarding the Subscriber's purchase of Shares. The Subscribers further agree and acknowledge that this indemnification agreement shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Subscriber's Shares or upon the Subscriber's death.

6.	Waiver and Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7.	Amendments. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.	Addresses for Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the Company and/or to the Subscriber. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

9.	Costs and Taxes.

a.	Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.1, the Company shall pay no monies in the aggregate, to cover fees and disbursements of counsel to each Subscriber incurred in connection with the negotiation, drafting and completion of this Agreement and all related matters.

b.	The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Subscribers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

10.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Subscribers and their respective successors and assigns.

11.	Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

12.	Entire Agreement. This Agreement constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

13.	Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

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14.	Governing Law and Venue.

a.	This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of Nevada and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

b.	Each Subscriber hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Subscriber is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

15.	Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16.	Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

17.	Further Assurances. From and after the date of this Agreement, upon the request of any Subscriber or the Company in this Agreement, the Company and the Subscriber shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

18.	Legal Representation/Conflict of Interest. Each Subscriber, by executing this Subscription Agreement acknowledges, represents and agrees that:

a.	the Company has retained legal counsel to represent it in connection with the preparation of this Subscription Agreement;

b.	such legal counsel has prepared such documents with a view to the interests of the Company only and has not undertaken to represent the interest of any Subscriber and that no attorney-client relationship or fiduciary duty exists between such legal counsel and any Subscriber, notwithstanding that the Subscribers' investment may pay, directly or indirectly, for such legal services;

c.	each Subscriber has been advised to have such legal documents reviewed by the Subscriber's own independent attorney and/or other advisors; and

d.	the services performed by such legal counsel have been limited to the preparation of such documentation at the request and direction of the Company and such legal counsel has not undertaken to conduct any investigation whatsoever concerning the facts, risks or circumstances concerning or relating to the investment and/or the background or financial qualifications of the Company.

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Type of Ownership (Check one)

☒	INDIVIDUAL OWNERSHIP (One signature required)

☐	COMMUNITY PROPERTY (One signature required if interest held in one name, i.e. managing spouse; two signatures required if interest held in both names)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties must sign)

☐	CORPORATION (Please include certified Corporate Resolution authorizing signature)

☐	TRUST (Please include a copy of the Trust Agreement)

☐	PARTNERSHIP (Please include a copy of the Statement of the Statement of Partnership Agreement authorizing signature)

Social Security/ Taxpayer Identification Number

Subscriber	Joint Subscriber

Megan Joi Penick
[Please print above the exact name(s) in which the Shares is to be held]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SUBSCRIBER(S):

By:	/s/ Megan J. Penick
Megan Joi Penick
Address: 89 Cranbrook Court
Holmdel, NJ 07733
USA
Telephone:
Shares Purchased: 333,333

ACCEPTANCE BY THE COMPANY:

San Lotus Holding Inc.

By:	/s/ Chen Li Hsing
Name: Chen Li Hsing
Title: Chairman of the Board
Address: 3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325
Taiwan (R.O.C.)

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Schedule A

PURCHASER LIST

Purchaser	Amount of Shares	Purchase Amount (USD)
Megan Joi Penick	333,333	33,333.30

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